UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

PULTEGROUP, INC.
(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3350 Peachtree Road NE, Suite 150
Atlanta,	Georgia	30326
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:	404	978-6400

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01	PHM	New York Stock Exchange
Series A Junior Participating Preferred Share Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 8, 2020, PulteGroup, Inc. (the “Company”) entered into the Fourth Amendment to Amended and Restated Section 382 Rights Agreement, dated as of March 18, 2010 (the “Original Rights Agreement”), between the Company and Computershare Trust Company, N.A., as rights agent, as amended by that certain First Amendment to Amended and Restated Section 382 Rights Agreement, dated March 14, 2013 (the “First Amendment”), that certain Second Amendment to Amended and Restated Section 382 Rights Agreement, dated March 10, 2016 (the “Second Amendment”) and that certain Third Amendment to Amended and Restated Section 382 Rights Agreement, dated March 7, 2019 (the “Third Amendment” and, together with the Original Rights Agreement, the First Amendment and the Second Amendment, the “Section 382 Rights Agreement”). The Fourth Amendment to the Section 382 Rights Agreement, which was unanimously approved by the Company’s board of directors (the “Board of Directors”), amends the definition of “related person” to remove certain exclusions from the definition of “acquiring persons” under the Section 382 Rights Agreement.

The Original Rights Agreement is described in and included as an exhibit to the Company’s Current Report on Form 8-K filed March 23, 2010, the First Amendment is described in and included as an exhibit to the Company’s Current Report on Form 8-K filed March 15, 2013, the Second Amendment is described in and included as an exhibit to the Company’s Current Report on Form 8-K filed March 10, 2016 and the Third Amendment is described in and included as an exhibit to the Company’s Current Report on Form 8-K filed March 7, 2019. The Fourth Amendment to the Section 382 Rights Agreement is filed as Exhibit 4.1 hereto and is incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2020, PulteGroup, Inc. (the “Company”) announced that Stephen P. Schlageter will cease to serve as Senior Vice President, Strategy and Operations, effective as of May 8, 2020. Upon his departure, Mr. Schlageter will be eligible for benefits under the Company’s existing Executive Severance Policy and pro-rata vesting of his long-term incentive program awards in accordance with their terms, each of which are described in the Company’s 2020 Proxy Statement filed with the Securities and Exchange Commission on March 23, 2020. In addition, the Compensation Committee of the Board of Directors of the Company approved an additional payment to Mr. Schlageter of $312,000 as additional consideration for restrictive covenants relating to non-competition, non-solicitation and confidentiality. A copy of the Release, Non-Competition, Non-Solicitation and Confidentiality Agreement between the Company and Mr. Schlageter is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 8, 2020, the Board of Directors of the Company adopted Amended and Restated By-Laws, effective the same date. The primary purposes of the amendment and restatement, among other things, are to:

•
Provide that the individual presiding at a meeting of shareholders has the authority to adjourn and reconvene the meeting at any other time, and provide that the Board of Directors has the authority to postpone, reschedule or cancel regular meetings of shareholders and certain special meetings of shareholders;

•
Update and enhance the request procedures and related information requirements in connection with calling shareholder requested special meetings of shareholders, shareholder action by written consent and shareholder nominations of directors;

•	Provide and clarify procedures and information requirements for shareholders to propose business other than shareholder nominations of directors to be brought before an annual meeting of shareholders;

•	Modify the deadlines for submission of notices in connection with shareholder nominations of directors and other shareholder proposals for annual meetings of shareholders;

•	Establish clear rules about the Board of Directors’ and the presiding individual’s rights and authority to determine the rules of procedures for, and regulate the conduct of, shareholder meetings;

•	Establish the Board of Directors’ authority to designate an individual to preside over a meeting of shareholders in the absence of the Chairman of the Board of Directors;

•	Remove the listing of duties of the committees of the Board of Directors of the Company;

•	Modify the notice requirements for special meetings of the Board of Directors to provide greater flexibility;

•	Modify and enhance the Company’s ability to omit shareholder nominees from its proxy materials in certain circumstances; and

•	Make other clarifying and conforming changes.

The foregoing description of the Amended and Restated By-Laws is not complete and is qualified in its entirety by reference to the Amended and Restated By-Laws (with amendments marked) filed herewith as Exhibit 3.1 and incorporated herein by reference. A clean copy of the Amended and Restated By-Laws is filed herewith as Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

3.1 Amended and Restated By-Laws of PulteGroup, Inc. (marked for changes)

3.2 Amended and Restated By-Laws of PulteGroup, Inc.

4.1 Fourth Amendment to Amended and Restated Section 382 Rights Agreement, dated as of May 8, 2020, between PulteGroup, Inc. and Computershare Trust Company, N.A., as rights agent

10.1 Release, Non-Competition, Non-Solicitation and Confidentiality Agreement, dated as of May 8, 2020, by and between PulteGroup, Inc. and Stephen P. Schlageter.

104 Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTEGROUP, INC.

Date:	May 11, 2020	By:	/s/ Todd N. Sheldon
			Name:	Todd N. Sheldon
			Title:	Executive Vice President, General Counsel and Corporate Secretary